Advances for Vessel Acquisition	12 Months Ended
Dec. 31, 2015
Advances For Vessel Acquisition [Abstract]
Advances for Vessel Acquisition
5.	Advances for Vessel Acquisition:

On October 6, 2011, Seventhone contracted with a shipyard for the construction and purchase of a newbuilding vessel (Pyxis Theta) at a contract price of $37,100. The vessel was delivered to Seventhone on September 16, 2013 at cost of $38,155 (Note 6).

On February 28, 2013, Eighthone contracted with a shipyard for the construction and purchase of a newbuilding vessel (Pyxis Epsilon) at a contract price of $32,200. The vessel was delivered on January 14, 2015.

The amounts shown in the accompanying 2014 consolidated balance sheet includes payments to the shipyard, capitalized commissions, management fees and fees for supervision services from Maritime and capitalized interest cost.

The movement of the account in the accompanying consolidated balance sheets as at December 31, 2014 and 2015 is as follows:

	2013	2014	2015
Beginning balance	15,571	6,805	13,728
Pre-delivery installments and other vessel equipment	28,580	6,440	18,743
Supervision fees - related parties (Note 3)	181	255	10
Capitalised interest (Note 13)	306	228	13
Purchase commission – related parties (Note 3)	322	—	—
Transferred to vessel cost (Note 6)	(38,155)	—	(32,494)
Total	6,805	13,728	—

The amount of $28,580 comprises payments towards the Pyxis Theta for various equipment of $83 and installments paid to the shipyard of $22,057, following price adjustment of $263, concerning compensation for the vessel’s late delivery and items not delivered by the shipyard and payments towards Hull S-1153 (Pyxis Epsilon) of $6,440.

The amount of $18,743 refers to the delivery installment for the Pyxis Epsilon paid to the shipyard of $19,320, net of $550, concerning compensation for the vessel’s late delivery and a final credit to the Company of $27.